VERTICAL CAPITAL INCOME FUND
Supplement dated
June 23, 2015

to the Prospectus dated January 31, 2015

On June 22, 2015, the Board of Trustees of the Vertical Capital Income Fund (the “Fund”) terminated the investment advisory agreement with Vertical Capital Asset Management, LLC (“VCAM”). The Board determined, based on information provided by VCAM, that VCAM lacks sufficient resources to meet its obligations to the Fund, and failed to adequately monitor the actions of its affiliate Vertical Recovery Management (“VRM”) in its duties as the servicing agent of the mortgage notes held by the Fund.

The Board is reviewing possible successor advisory firms and intends to hire an interim adviser as soon as possible. The Board selected a new company to service the mortgage notes, and expects the servicing to be fully transitioned by July 31, 2015. At the request of the independent Trustees, Bayard Closser, as president and treasurer of the Fund and an interested Trustee, has agreed to monitor the Fund’s portfolio until an interim adviser is appointed by the Board. It is anticipated that a new, long-term adviser, will be submitted to shareholders for approval. The Board is continuing to review the past actions of VCAM and VRM and will take additional actions if in the best interests of shareholders.

This Supplement, and the Prospectus and Statement of Additional Information both dated January 31, 2015, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated January 31, 2015 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-866-277-VCIF or by visiting www.VerticalUS.com.

Please retain this supplement for future reference.